UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2014

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On December 23, 2013, KBS Strategic Opportunity REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, entered into an agreement with SREF III 110 William JV, LLC (the “JV Partner”) to form a joint venture (the “Joint Venture”). On May 2, 2014, the Joint Venture acquired an office property containing 928,157 rentable square feet located on approximately 0.8 acres of land in New York, New York (“110 William Street”). The Company hereby amends the Form 8-K dated May 2, 2014 to provide the required financial information related to the Joint Venture’s acquisition of 110 William Street.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

110 William Street

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2013 and the Three Months Ended March 31, 2014 (unaudited)	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2013 and the Three Months Ended March 31, 2014 (unaudited)	F-3

(b)	Pro Forma Financial Information

KBS Strategic Opportunity REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of March 31, 2014	F-6
	Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2014	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013	F-10

(d)	Exhibits
Ex.	Description
23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: July 10, 2014	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Strategic Opportunity REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of 110 William Street for the year ended December 31, 2013, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of 110 William Street for the year ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the revenues and expenses of 110 William Street. Our opinion is not modified with respect to this matter.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California
July 10, 2014

110 WILLIAM STREET
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Three Months Ended March 31, 2014	Year Ended December 31, 2013
	(unaudited)
Revenues:
Rental income	$6,295	$24,348
Tenant reimbursements	698	2,393
Other revenue	225	822
Total revenues	7,218	27,563
Expenses:
Real estate taxes and insurance	1,321	5,122
Cleaning	753	3,007
Utilities	899	2,203
Repairs and maintenance	312	1,272
General and administrative	256	1,080
Salaries	262	1,077
Security	144	581
Total expenses	3,947	14,342
Revenues over certain operating expenses	$3,271	$13,221
See accompanying notes.

110 WILLIAM STREET
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2013
and the Three Months Ended March 31, 2014 (unaudited)

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On December 23, 2013, KBS Strategic Opportunity REIT, Inc. (“KBS SOR”), through an indirect wholly owned subsidiary, entered into an agreement with SREF III 110 William JV, LLC (the “JV Partner”) to form a joint venture (the “Joint Venture”). On May 2, 2014, the Joint Venture acquired an office property containing 928,157 rentable square feet located on approximately 0.8 acres of land in New York, New York (“110 William Street”) from 110 William Holdings III, LLC (the “Seller”). The Seller is not affiliated with KBS SOR, the Joint Venture or KBS Capital Advisors LLC, KBS SOR’s external advisor. The purchase price (net of closing credits) of 110 William Street was $256.9 million plus closing costs.
KBS SOR is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate-related loans, opportunistic real estate, real estate-related debt securities and other real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
110 William Street is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS SOR expects to incur in the future operations of 110 William Street. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of 110 William Street.
The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2014 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) 110 William Street was acquired from an unaffiliated party and (ii) based on due diligence of 110 William Street by KBS SOR, management is not aware of any material factors relating to 110 William Street that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.5 million and $0.4 million for the year ended December 31, 2013 and the three months ended March 31, 2014 (unaudited), respectively.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.

110 WILLIAM STREET
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2013
and the Three Months Ended March 31, 2014 (unaudited)

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2013, 110 William Street was 95% leased by 36 tenants. For the year ended December 31, 2013, 110 William Street earned approximately 44% of its rental income from two tenants in the public administration industry.
The first tenant in the public administration industry occupies 262,504 rentable square feet, or approximately 28% of the total rentable square feet. Its lease expires on August 31, 2019. For the year ended December 31, 2013, 110 William Street earned 28% of its rental income from this tenant.
The second tenant in the public administration industry occupies 116,540 rentable square feet, or approximately 13% of the total rentable square feet. Its lease expires on January 31, 2026, with one five-year extension option. The tenant also has three options to terminate its lease with respect to its entire leased premises on November 3, 2017, November 3, 2018 and November 3, 2021, subject to a termination fee and six-month notice. For the year ended December 31, 2013, 110 William Street earned 16% of its rental income from this tenant.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2013.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2013, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 and thereafter were as follows (in thousands):

2014	$23,548
2015	24,004
2016	23,560
2017	23,239
2018	21,145
Thereafter	74,866
$190,362

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased or is leased at a lower rental rate, the total amount of future minimum rent received by 110 William Street will be reduced.
Environmental
110 William Street is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on 110 William Street’s financial condition and results of operations as of December 31, 2013.

7.	SUBSEQUENT EVENTS
KBS SOR evaluates subsequent events up until the date the statement of revenues over certain operating expenses is issued. The accompanying statement of revenues over certain operating expenses was issued on July 10, 2014.

KBS STRATEGIC OPPORTUNITY REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Strategic Opportunity REIT, Inc. (“KBS SOR”) as of December 31, 2013 and March 31, 2014, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for the year ended December 31, 2013 and for the three months ended March 31, 2014, and the notes thereto. The consolidated financial statements of KBS SOR as of and for the year ended December 31, 2013 and the consolidated financial statements of KBS SOR as of and for the three months ended March 31, 2014 have been included in KBS SOR’s prior filings with the Securities and Exchange Commission (the “SEC”). In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and notes thereto of the Plaza Buildings, which was previously filed on Form 8-K/A with the SEC on March 25, 2014, and the statement of revenues over certain operating expenses and notes thereto of 110 William Street, which is included herein.
The unaudited pro forma balance sheet as of March 31, 2014 has been prepared to give effect to the acquisition of 110 William Street, as if the acquisition occurred on March 31, 2014.
The unaudited pro forma statement of operations for the three months ended March 31, 2014 and for the year ended December 31, 2013 have been prepared to give effect to the acquisitions of (i) the Plaza Buildings, acquired on January 14, 2014, and (ii)110 William Street, acquired on May 2, 2014, as if these acquisitions occurred on January 1, 2013.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Plaza Buildings and 110 William Street been consummated as of January 1, 2013.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2014
(in thousands, except share and per share amounts)

		Pro Forma Adjustments		Pro Forma Total
	KBS Strategic Opportunity REIT Historical (a)	110 William Street (b)
Assets
Real estate held for investment, net	$855,062	$—		$855,062
Real estate loan receivable, net	22,000	—		22,000
Real estate securities	19	—		19
Total real estate and real estate-related investments, net	877,081	—		877,081
Cash and cash equivalents	54,757	(30,826)		23,931
Investments in unconsolidated joint ventures	16,170	54,253		70,423
Rents and other receivables, net	12,053	—		12,053
Above-market leases, net	2,828	—		2,828
Prepaid expenses and other assets	26,035	—		26,035
Total assets	$988,924	$23,427		$1,012,351
Liabilities and equity
Notes and bond payable, net	$475,442	$25,000	(c)	$500,442
Accounts payable and accrued liabilities	15,027	—		15,027
Distributions payable	2,937			2,937
Below-market leases, net	6,155	—		6,155
Other liabilities	9,592	—		9,592
Total liabilities	509,153	25,000		534,153
Commitments and contingencies
Redeemable common stock	15,498	—		15,498
Equity
KBS Strategic Opportunity REIT, Inc. stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 59,553,656 shares issued and outstanding, 59,553,656 pro forma shares	595	—		595
Additional paid-in capital	512,971	—		512,971
Cumulative distributions and net losses	(65,355)	(1,573)	(d)	(66,928)
Total KBS Strategic Opportunity REIT, Inc. stockholders’ equity	448,211	(1,573)		446,638
Noncontrolling interests	16,062	—		16,062
Total equity	464,273	(1,573)		462,700
Total liabilities and equity	$988,924	$23,427		$1,012,351

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2014

(a)	Historical financial information derived from KBS SOR’s Quarterly Report on Form 10-Q as of March 31, 2014.

(b)
Represents the acquisition of 110 William Street. On December 23, 2013, KBS SOR, through an indirect wholly owned subsidiary, entered into an agreement with SREF III 110 William JV, LLC (the “110 William JV Partner”) to form a joint venture (the “110 William Joint Venture”). Prior to forming the 110 William Joint Venture, an affiliate of the 110 William JV Partner entered into a purchase and sale agreement to acquire 110 William Street, and on December 23, 2013, such affiliate of the 110 William JV Partner assigned the purchase and sale agreement to the 110 William Joint Venture. KBS SOR and the 110 William JV Partner hold a 60% and 40% ownership interest in the 110 William Joint Venture, respectively. KBS SOR exercises significant influence over the operations, financial policies and decision making with respect to the 110 William Joint Venture but does not have a controlling interest. Accordingly, KBS SOR has accounted for its investment in the 110 William Joint Venture under the equity method of accounting.

On May 2, 2014, the 110 William Joint Venture acquired 110 William Street. The purchase price (net of closing credits) of 110 William Street was $256.9 million plus closing costs. This amount was funded through the assumption of an existing first mortgage loan from an unaffiliated lender (the “110 William Street Mortgage Loan”), through the assumption of an existing mezzanine loan from an unaffiliated lender (the “110 William Street Mezzanine Loan”) and with contributions from the 110 William Joint Venture members. In connection with the closing of 110 William Street, KBS SOR contributed approximately $54.3 million to the 110 William Joint Venture. KBS SOR used cash on hand and proceeds from debt financing to fund its contribution to the 110 William Joint Venture in connection with the acquisition of 110 William Street.
The 110 William Joint Venture assumed the 110 William Mortgage Loan, which has a face amount of $141.5 million, bears interest at a fixed rate of 4.8% per annum and matures on July 6, 2017. The 110 William Joint Venture also assumed the 110 William Mezzanine Loan with a face amount of $20.0 million, which bears interest at a fixed rate of 9.5% per annum and matures on July 6, 2017.

(c)
On April 28, 2014, KBS SOR drew $25.0 million of revolving debt available under a portfolio revolving loan facility, which was used to partially fund its share of the 110 William Street purchase price.

(d)	Represents direct and incremental acquisition costs related to 110 William Street which are not reflected in KBS SOR’s historical balance sheet.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2014
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT Historical (a)	Plaza Buildings		110 William Street		Pro Forma Total
Revenues:
Rental income	$19,535	$409	(b)	$—		$19,944
Tenant reimbursements	3,802	31	(c)	—		3,833
Interest income from real estate loans receivable	712	—		—		712
Other operating income	577	84	(d)	—		661
Total revenues	24,626	524		—		25,150
Expenses:
Operating, maintenance, and management	8,715	122	(e)	—		8,837
Real estate taxes and insurance	3,494	42	(f)	—		3,536
Asset management fees to affiliate	1,609	54	(g)	292	(g)	1,955
Real estate acquisition fees to affiliate	2,273	(1,857)		—		416
Real estate acquisition fees and expenses	2,176	(270)		—		1,906
General and administrative expenses	911	—		—		911
Depreciation and amortization	11,731	209	(h)	—		11,940
Interest expense	3,433	186	(i)	150	(j)	3,769
Total expenses	34,342	(1,514)		442		33,270
Other income (loss):
Other interest income	3	—		—		3
Equity in (loss) income of unconsolidated joint venture	(168)	—		56	(k)	(112)
Total other (loss) income, net	(165)	—		56		(109)
(Loss) income from continuing operations	(9,881)	2,038		(386)		(8,229)
Discontinued operations:
Loss from discontinued operations	(13)	—		—		(13)
Total loss from discontinued operations	(13)	—		—		(13)
Net (loss) income	(9,894)	2,038		(386)		(8,242)
Net loss attributable to noncontrolling interests	277	—		—		277
Net (loss) income attributable to common stockholders	$(9,617)	$2,038		$(386)		$(7,965)
Basic and diluted loss per common share:
Continuing operations	$(0.16)					$(0.13)
Discontinued operations	—					—
Net loss per common share	$(0.16)					$(0.13)
Weighted-average number of common shares outstanding, basic and diluted	59,593,935					59,593,935

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2014

(a)	Historical financial information derived from KBS SOR’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above-market lease assets and below-market lease liabilities, for the three months ended March 31, 2014. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2013. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2014, based on historical operations of the previous owner.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2014, based on historical operations of the previous owner.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2014, based on historical operations of the previous owner.

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2014, based on historical operations of the previous owner.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2014 that would have been due to affiliates of KBS SOR had the assets been acquired on January 1, 2013. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR’s advisor equal to one-twelfth of 0.75% of the amount paid to acquire the investments. This amount includes any portion of the investments that was debt financed and is inclusive of acquisition expenses related thereto.

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2014. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or the expected useful life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease, including any below-market renewal periods.

(i)
Represents interest expense and loan fee amortization (not reflected in the historical statement of operations of KBS SOR) incurred on a $111.0 million mortgage loan (of which $108.0 million was funded at closing), which bears interest at a rate of 190 basis points over one-month LIBOR and matures on January 14, 2017, and a $30.0 million mezzanine loan (of which $25.0 million was funded at closing), which bears interest at a rate of 785 basis points over one-month LIBOR and matures on January 14, 2017.

(j)
Represents interest expense (not reflected in the historical statement of operations of KBS SOR) incurred on $25.0 million of revolving debt drawn under a portfolio revolving loan facility mortgage loan, which bears interest at a variable annual rate of 225 basis points over one-month LIBOR and matures on May 1, 2017.

(k)	Represents KBS SOR’s equity in income of unconsolidated joint venture related to its share of income.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT Historical (a)	Plaza Buildings		110 William Street		Pro Forma Total
Revenues:
Rental income	$46,191	$10,673	(b)	$—		$56,864
Tenant reimbursements	9,964	814	(c)	—		10,778
Interest income from real estate loans receivable	10,276	—		—		10,276
Interest income from real estate securities	91	—		—		91
Other operating income	1,974	2,185	(d)	—		4,159
Total revenues	68,496	13,672		—		82,168
Expenses:
Operating, maintenance, and management	22,804	3,175	(e)	—		25,979
Real estate taxes and insurance	9,282	1,100	(f)	—		10,382
Asset management fees to affiliate	4,068	1,396	(g)	1,170	(g)	6,634
Real estate acquisition fees to affiliate	2,784	—		—		2,784
Real estate acquisition fees and expenses	1,218	—		—		1,218
General and administrative expenses	3,160	—		—		3,160
Depreciation and amortization	28,677	5,443	(h)	—		34,120
Interest expense	2,706	4,839	(i)	611	(j)	8,156
Impairment charges on real estate held for investment	1,433	—		—		1,433
Total expenses	76,132	15,953		1,781		93,866
Other income (loss):
Other interest income	62	—		—		62
Income from unconsolidated joint venture	95	—		—		95
Equity in (loss) income of unconsolidated joint venture	(146)	—		744	(k)	598
Gain on foreclosure of real estate loan receivable	7,473	—		—		7,473
Total other income, net	7,484	—		744		8,228
Loss from continuing operations	(152)	(2,281)		(1,037)		(3,470)
Discontinued operations:
Gain on sale of real estate, net	13,108	—		—		13,108
Loss from discontinued operations	(1,367)	—		—		(1,367)
Total income from discontinued operations	11,741	—		—		11,741
Net income (loss)	11,589	(2,281)		(1,037)		8,271
Net income attributable to noncontrolling interests	(96)	—		—		(96)
Net income (loss) attributable to common stockholders	$11,493	$(2,281)		$(1,037)		$8,175
Basic and diluted income (loss) per common share:
Continuing operations	$—					$(0.06)
Discontinued operations	0.20					0.20
Net income per common share	$0.20					$0.14
Weighted-average number of common shares outstanding, basic and diluted	58,359,568					58,359,568

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K for the year ended December 31, 2013.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2013. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2013. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2013, based on historical operations of the previous owner.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2013, based on historical operations of the previous owner.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2013, based on historical operations of the previous owner.

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2013, based on historical operations of the previous owner.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2013 that would have been due to affiliates of KBS SOR had the assets been acquired on January 1, 2013. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR’s advisor equal to one-twelfth of 0.75% of the amount paid to acquire the investments. This amount includes any portion of the investments that was debt financed and is inclusive of acquisition expenses related thereto.

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2013. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or the expected useful life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease, including any below-market renewal periods.

(i)
Represents interest expense and loan fee amortization (not reflected in the historical statement of operations of KBS SOR) incurred on a $111.0 million mortgage loan (of which $108.0 million was funded at closing), which bears interest at a rate of 190 basis points over one-month LIBOR and matures on January 14, 2017, and a $30.0 million mezzanine loan (of which $25.0 million was funded at closing), which bears interest at a rate of 785 basis points over one-month LIBOR and matures on January 14, 2017.

(j)
Represents interest expense (not reflected in the historical statement of operations of KBS SOR) incurred on $25.0 million of revolving debt drawn under a portfolio revolving loan facility mortgage loan, which bears interest at a variable annual rate of 225 basis points over one-month LIBOR and matures on May 1, 2017.

(k)	Represents KBS SOR’s equity in income of unconsolidated joint venture related to its share of income.